Exhibit 99.1

COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS (213113)
CHRISTOPHER M. WOOD (254908)
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
swilliams@csgrr.com
cwood@csgrr.com
          – and –
TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT (159515)
BENNY C. GOODMAN III (211302)
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)
travisd@csgrr.com
jeffl@csgrr.com
bgoodman@csgrr.com
BARROWAY TOPAZ KESSLER
     MELTZER & CHECK, LLP
ERIC L. ZAGAR (250519)
ROBIN WINCHESTER
J. DANIEL ALBERT
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)
ezagar@btkmc.com
rwinchester@btkmc.com
dalbert@btkmc.com

Co-Lead Counsel for Plaintiffs
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re TRIDENT MICROSYSTEMS, INC., DERIVATIVE LITIGATION	)	Master File No. C06-3440-JF
)

	)	STIPULATION OF PARTIAL SETTLEMENT
This Document Relates To:	)
)

ALL ACTIONS.	)
)
)

     This Stipulation of Partial Settlement, dated October 20, 2009 (the “Stipulation”), is made and entered into by and among the following Settling Parties (as defined further in ¶1.18 hereof): (i) Viken Kalindjian and Gerald W. Keeney (the “Federal Plaintiffs”) (on behalf of themselves and derivatively on behalf of Trident Microsystems, Inc. (“Trident” or the “Company”)); (ii) Alan Limke (on behalf of himself and derivatively on behalf of Trident) (the “State Plaintiff”); (iii) the Individual Settling Defendants (as defined in ¶1.8 hereof); and (iv) nominal party, Trident, including its predecessors, successors, subsidiaries, affiliates, divisions, and assigns, acting through the Special Litigation Committee of the Company’s Board of Directors (“SLC”), each by and through their respective counsel. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in ¶1.15), upon and subject to the terms and conditions hereof.
I. INTRODUCTION AND PROCEDURAL OVERVIEW
     On May 26, 2006, a shareholder derivative suit was filed in the United States District Court for the Northern District of California, entitled Kalindjian v. Antle, et al., Case No. C-06-3440, alleging violations of the Securities Exchange Act of 1934 (“Exchange Act”) and various common law and California statutory causes of action in connection with the Company’s stock option practices and financial restatement. A second shareholder derivative suit, entitled Keeney v. Lin, et al., Case No. C-06-4329, was filed in the same court on July 14, 2006. By Order dated September 6, 2006, the cases were consolidated for all purposes. The Court’s Order directed that the consolidated action be captioned In re Trident Microsystems, Inc., Derivative Litigation (the “Federal Derivative Action”), appointed Viken Kalindjian and Gerald W. Keeney as lead plaintiffs and Coughlin Stoia Geller Rudman & Robbins LLP and Barroway Topaz Kessler Meltzer & Check, LLP as co-lead counsel.
     On November 6, 2006, the Federal Plaintiffs filed a Consolidated Verified Shareholder Derivative Complaint (“Consolidated Complaint”) against Trident as a nominal defendant and the following current and former Trident directors and officers: Frank Lin, Peter Jen, Jung-Herng Chang, Amir Mashkoori, Gerry Liu, W. Steven Rowe, John S. Edmunds, Yasushi Chikagami, Millard Phelps, John Luke, and Glen Antle. On December 21, 2006, nominal party Trident filed a
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motion to dismiss the Consolidated Complaint. The parties subsequently agreed that the Federal Plaintiffs would file their First Amended Consolidated Verified Shareholder Derivative Complaint for Violation of the Federal Securities Laws (“First Amended Complaint”) on March 7, 2007. As a result, on March 7, 2007, the Federal Plaintiffs filed the First Amended Complaint.
     On February 20, 2007, a shareholder derivative suit was filed in the Santa Clara County Superior Court, entitled Limke v. Lin, et al., Santa Clara Superior Court Case No. 1:07cv080390 (the “State Derivative Action”), on behalf of Trident and against each of the individual defendants named in the Federal Derivative Action, and the following additional current and former officers, directors, and employees of Trident: Richard Silverman, Richard Hegberg, Shyur-Jen Paul Chien, James Lindstrom, Charles Dickinson, and Leonard Liu.
     On April 28, 2007, Trident formed the SLC to evaluate potential claims or other actions arising out of the Company’s stock option granting activities and to determine in its sole discretion whether pursuit of such claims, including claims alleged in the Federal Derivative Action and the State Derivative Action (collectively, the “Derivative Actions”) would be in the best interest of the Company.
     On April 30, 2007, nominal party Trident filed a Motion to Stay Action Pending Evaluation by Special Litigation Committee of Shareholder Derivative Claims. Between April 30, 2007 to the present, the Derivative Actions have been effectively stayed to allow the SLC to conduct its investigation. On February 9, 2009, the SLC filed its motion to terminate.
     On February 26 and 27, 2008, the SLC, and plaintiffs in the Derivative Actions, among others, engaged in formal mediation before Jonathan B. Marks and continued settlement negotiations with Mr. Marks thereafter. On March 6, 2009, the Court entered a Stipulation and Order Regarding Plaintiffs’ Motion to Compel Documents from the Special Litigation Committee and Vacating the May 1, 2009 Hearing on the Special Litigation Committee’s Motion to Terminate. A further mediation with mediator Antonio Piazza was held on April 16, 2009. The parties continued settlement negotiations and SLC discovery thereafter.
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II. THE INDIVIDUAL SETTLING DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
     The Individual Settling Defendants have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiffs in the Derivative Actions. The Individual Settling Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Actions. The Individual Settling Defendants also have denied and continue to deny, inter alia, the allegations that the Plaintiffs, the Company or its shareholders have suffered damage, or that the Plaintiffs, the Company or its shareholders were harmed by the conduct alleged in the Derivative Actions. The Individual Settling Defendants have further asserted that at all relevant times, they acted in good faith, and in a manner they reasonably believed to be in the best interests of the Company and its shareholders.
     However, the Individual Settling Defendants have concluded that further conduct of the Derivative Actions against them would be protracted, expensive, and distracting, and that it is desirable that the Derivative Actions be fully and finally settled against them in the manner and upon the terms and conditions set forth in this Stipulation.
III. CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT
     The Plaintiffs in the Derivative Actions believe that the claims asserted in the Derivative Actions have merit. However, Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Actions against all of the Individual Settling Defendants through trial and through appeals. Plaintiffs are mindful of the inherent problems of proof and possible defenses to the claims asserted in the Derivative Actions and have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs also considered the litigation efficiencies that will result from settling with the Individual Settling Defendants that will enable Plaintiffs to streamline and focus the litigation on the Non-Settling Defendant. Plaintiffs believe that the settlement with the Individual Settling Defendants as set forth in this Stipulation confers substantial benefits upon Trident and its shareholders. Further,
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based on their evaluation, the SLC on behalf of Trident has also determined that the settlement set forth in the Stipulation confers substantial benefits upon and is in the best interests of Trident and its shareholders.
IV. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT
     NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (for themselves and derivatively on behalf of Trident), the SLC and the Individual Settling Defendants, by and through their respective counsel or attorneys of record, that, subject to Court approval, the Derivative Actions and the Released Claims shall be finally and fully compromised, settled and released, and the Derivative Actions, except as to the Non-Settling Defendant, shall be dismissed with prejudice, as to all Settling Parties, upon and subject to the terms and conditions of the Stipulation, as follows.
     1. Definitions
     As used in the Stipulation the following terms have the meanings specified below:
     1.1 “Derivative Actions” means, collectively the Federal Derivative Action and the State Derivative Action.
     1.2 “Effective Date” means the first date by which all of the events and conditions specified in ¶7.1 of the Stipulation have been met and have occurred.
     1.3 “Federal Co-Lead Counsel” means Coughlin Stoia Geller Rudman & Robbins LLP and Barroway Topaz Kessler Meltzer & Check, LLP.
     1.4 “Federal Court” means the United States District Court for the Northern District of California.
     1.5 “Federal Derivative Action” means the consolidated action entitled In re Trident Microsystems, Inc., Derivative Litigation, Northern District of California, Master File No. C06-3440-JF.
     1.6 “Federal Plaintiffs” means Viken Kalindjian and Gerald W. Keeney.
     1.7 “Final” means the time when a judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking
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appellate review. More specifically it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Derivative Actions; or (2) an appeal has been filed and the court of appeals has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal.
     1.8 “Individual Settling Defendants” means Glen Antle, Jung-Herng Chang, Shyur-Jen Paul Chien, Yasushi Chikagami, Charles Dickinson, John S. Edmunds, Richard Hegberg, Peter Jen, James Lindstrom, Gerry Liu, Leonard Liu, John Luke, Amir Mashkoori, Millard Phelps, W. Steven Rowe and Richard Silverman.
     1.9 “Judgment” means the judgment to be rendered by the Federal Court, substantially in the form attached hereto as Exhibit B.
     1.10 “Non-Settling Defendant” means Frank Lin.
     1.11 “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.
     1.12 “Plaintiffs” refers collectively to the Federal Plaintiffs and the State Plaintiff.
     1.13 “Plaintiffs’ Counsel” means the Federal Co-Lead Counsel and State Counsel.
     1.14 “Related Persons” means each of an Individual Settling Defendant’s present, past and future representatives, agents, employees, attorneys, heirs, successors, administrators, and assigns.
     1.15 “Released Claims” shall collectively mean any and all known or unknown claims for damages, injunctive relief, or any other remedies against any Individual Settling Defendant and his or her Related Persons, which have been or could have been asserted by or derivatively on behalf of Trident in state or federal court or in arbitration or similar proceedings, based upon, arising from, or related in any way to such Individual Settling Defendant’s receipt of any stock option grants, including warrants, or to such Individual Settling Defendant’s involvement in Trident’s stock option
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or other equity incentive programs and related grants, including, but not limited to, the accounting for such programs and grants, any investigation of those programs and grants, and any restatement or other corporate action or disclosure relating to those programs and grants and the books and records relating to those programs and grants.
     1.16 “Released Persons” means each and all of the Settling Defendants and their Related Persons.
     1.17 “Settling Defendants” means the Individual Settling Defendants and nominal party Trident.
     1.18 “Settling Parties” means, collectively, each of the Settling Defendants, Trident, and the Plaintiffs on behalf of themselves, Trident and its shareholders.
     1.19 “State Counsel” means Robbins Umeda LLP and The Shuman Law Firm.
     1.20 “State Court” means the Superior Court of the State of California for the County of Santa Clara.
     1.21 “State Derivative Action” means Limke v. Lin, et al., Santa Clara Superior Court, Case No. 1:07-cv-080390.
     1.22 “State Plaintiff” means Alan Limke.
     1.23 “Trident” means Trident Microsystems, Inc. and its predecessors, successors, subsidiaries, affiliates, divisions, and assigns.
     2. Settlement of the Derivative Actions
     2.1 The SLC and the Individual Settling Defendants acknowledge that the filing, prosecution and settlement of the Derivative Actions was a material factor in the payments to the Company and the waiver of claims against the Company described below in ¶3.1.
     3. Settlement Consideration
     3.1 In connection with the settlement of the Derivative Actions, Plaintiffs and the SLC agree that Trident has received or will receive cash payments and certain Individual Settling Defendants have waived certain rights and/or claims, which shall include (a) cash payments by certain Individual Settling Defendants totaling $1,744,909 and (b) certain Individual Settling
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Defendants have waived claims against the Company with a value of $2,232,847.97 as determined by the SLC as set forth below.
          (a) Peter Jen shall pay the Company the amount of one million three hundred sixteen thousand fifty dollars ($1,316,050) within five (5) business days upon the occurrence of both (1) the entry of an order finally approving the settlement by the Federal Court, and (2) entry of an order dismissing the State Derivative Action by the State Court, even if such orders may be subject to appeal.
          (b) Jung-Herng Chang shall pay the Company the amount of three hundred fifty-eight thousand two hundred ninety-eight dollars ($358,298) within five (5) business days upon the occurrence of both (1) the entry of an order finally approving the settlement by the Federal Court, and (2) entry of an order dismissing the State Derivative Action by the State Court, even if such orders may be subject to appeal.
          (c) W. Steven Rowe shall pay the Company the amount of thirty-nine thousand dollars ($39,000) as follows:
               (i) $5,000 within five (5) business days upon the occurrence of both (1) the entry of an order finally approving the settlement by the Federal Court, and (2) entry of an order dismissing the State Derivative Action by the State Court, even if such orders may be subject to appeal (“Initial Payment”); and
               (ii) 34 payments of $1,000 beginning on or before the 15th day of the calendar month following the Initial Payment and continuing on or before the 15th day of the 33 calendar months thereafter.
          (d) John Luke shall pay the Company the amount of fifteen thousand nine hundred ninety-nine dollars ($15,999) within five (5) business days upon the occurrence of both (1) the entry of an order finally approving the settlement by the Federal Court, and (2) entry of an order dismissing the State Derivative Action by the State Court, even if such orders may be subject to appeal.
          (e) Glen Antle and Millard Phelps have paid the Company Seven Thousand Seven Hundred Eighty-One Dollars ($7,781) each.
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          (f) Yasushi Chikagami will waive claims against the Company with a value of $1,507,112.59.
          (g) John Luke will waive claims against the Company with a value of $725,735.38.
          (h) All Individual Settling Defendants agree that he or she will not seek indemnity from the Company or coverage under any insurance policy for any portion of the monetary payment to the Company, described in ¶3.1, or for the value of any portion of the released claims provided in ¶5.2.
     4. Settlement Procedure
     4.1 Promptly after execution of the Stipulation, the Settling Parties shall submit the Stipulation and its Exhibits to the Federal Court and apply for an order substantially in the form of Exhibit A hereto, requesting among other things, preliminary approval of the settlement set forth in the Stipulation and approval for the filing and publication of the Stipulation and Notice of Partial Derivative Settlement substantially in the form of Exhibit A-1.
     4.2 Within ten (10) days of the issuance of the preliminary approval order, Trident shall cause the Stipulation to be filed with the Securities and Exchange Commission (“SEC”) on Form 8-K and shall post the Stipulation and Notice of Partial Derivative Settlement on the Company’s website. Trident shall also cause the Notice of Partial Derivative Settlement to be published in Investor’s Business Daily. All costs of such notice shall be paid by the Company.
     4.3 Plaintiffs will request that after notice is given, the Federal Court hold a hearing (the “Settlement Hearing”) and approve the settlement of the Federal Derivative Action as set forth herein.
     4.4 Within five (5) business days after the Federal Court issues an order finally approving the settlement, the Settling Parties in the State Derivative Action shall jointly apply to the State Court for an order dismissing the State Derivative Action with prejudice against all Individual Settling Defendants, and shall use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper, and appropriate to secure such a dismissal.
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     5. Releases
     5.1 Upon the Effective Date, Trident and the Plaintiffs (acting on their own behalf and derivatively on behalf of Trident) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Individual Settling Defendants and his or her Related Persons. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
     5.2 Upon the Effective Date, each Individual Settling Defendant shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released any and all known or unknown claims for damages, injunctive relief, or any other remedies against Trident which have been or could have been asserted by or on behalf of any Individual Settling Defendant in state or federal court or in arbitration or similar proceedings, based upon, arising from, or related in any way to Trident’s stock option or other equity incentive programs and related grants, including, but not limited to, the accounting for such programs and grants, any investigation of those programs and grants, any restatement or other corporate action or disclosure relating to those programs and grants and the books and records relating to those programs, and any actions Trident or the SLC took with respect to any stock option grant or other equity compensation awarded to any Individual Settling Defendant, including without limitation suspending or terminating exercise rights. For the avoidance of doubt, this release does not include: (a) any rights or claims any Individual Settling Defendant has against Trident for indemnification, reimbursement and/or advancement of expenses under Trident’s articles of incorporation and by-laws, the articles or certificate of incorporation and by-laws of any of Trident’s wholly-owned or indirect subsidiaries, agreements between the Company and any Individual Settling Defendant, Delaware law, California law, the law of the state or country of incorporation of any of Trident’s wholly-owned direct or indirect subsidiaries, or any other relevant law or authority, except as set forth below in ¶5.3, and (b) any rights or claims any Individual Settling Defendant has under any policies of insurance, except as set forth below in ¶5.3. However, each Individual Settling Defendant agrees that he or she will not seek indemnity from the Company or coverage under any insurance policy for the value of any portion of the released claims described in this paragraph.
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     5.3 Each Individual Settling Defendant agrees that their release of Trident in ¶5.2 does include any claim for indemnity from the Company with regard to (a) the value of any portion of the released claims described in that paragraph, and (b) any of the consideration described in ¶3.1(a)-(h). The Individual Settling Defendants agree not to seek insurance coverage under any insurance policy for these items in ¶5.3.
     5.4 Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the judgments shall have fully, finally and forever released and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel from all claims (including unknown claims) arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
     5.5 The mutual releases contained in this Stipulation shall apply to all unknown and unanticipated claims, and the Settling Parties stipulate and agree that they shall be deemed to have, and by operation of the judgments shall have, knowingly and voluntarily waived the provisions, rights and benefits of California Civil Code §1542 or conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542, which provides:
     A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.
In waiving the provisions of §1542 of the California Civil Code, the Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those which they now believe to be true but that they have taken that possibility into account in entering into this Stipulation and that this Stipulation shall remain in effect as a full, complete, and general release notwithstanding the discovery or existence of any such additional or different facts.
     6. Plaintiffs’ Counsel’s Expenses
     As part of this partial settlement, the Company shall pay $750,000 for Plaintiffs’ Counsel’s expenses.
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     7. Conditions of Settlement; Effect of Disapproval, Cancellation or Termination
     7.1 The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:
          (a) approved by the SLC of the settlement;
          (b) the entry by the Federal Court of the [Proposed] Order and Partial Final Judgment substantially in the form of Exhibit B to the Stipulation;
          (c) the entry by the State Court of an order dismissing the State Derivative Action against the Individual Settling Defendants; and
          (d) the Order and Partial Final Judgment described in ¶7.1(b) above and the order by the State Court dismissing the State Derivative Action as described in ¶7.1(c) above, both become Final.
     7.2 If any of the conditions specified in ¶7.1 are not met, then the Stipulation shall be canceled and terminated subject to ¶7.3.
     7.3 If for any reason the Effective Date does not occur, the Settling Parties shall be restored to their respective positions in the Derivative Actions as of the date of this Stipulation. In such event, the terms and provisions of this Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Derivative Actions or in any other proceeding for any purpose, and any judgment or order entered by any court in accordance with the terms of the settlement shall be treated as vacated, nunc pro tunc.
     8. Miscellaneous Provisions
     8.1 The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.
     8.2 The Settling Parties agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will jointly request that the Judgment contain a finding that during the course of the litigation, the parties and their respective
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counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws.
     8.3 The Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.
     8.4 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.
     8.5 The Stipulation and the Exhibits attached thereto constitutes the entire agreement among the Settling Parties and no representations, warranties, or inducements have been made to any party concerning the Stipulation, other than the representations, warranties and covenants contained and memorialized in such documents. The Stipulation supersedes and replaces any prior or contemporaneous writing, statement, or understanding pertaining to the Derivative Actions.
     8.6 Other than as set forth in ¶¶3.1(h), 5.2, and 5.3, nothing in this Stipulation waives the following: (a) any rights or claims any Individual Settling Defendant has against Trident for indemnification, reimbursement and/or advancement of expenses under Trident’s articles of incorporation and by-laws, the articles or certificate of incorporation and by-laws of any of Trident’s wholly-owned or indirect subsidiaries, agreements between the Company and any Individual Settling Defendant, Delaware law, California law, the law of the state or country of incorporation of any of Trident’s wholly-owned direct or indirect subsidiaries, or any other relevant law or authority, and (b) any rights or claims Trident or any Individual Settling Defendant has under any policies of insurance.
     8.7 The Stipulation may be executed in one or more counterparts. All executed counterparts including facsimile and pdf counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Court.
     8.8 Each counsel or other person executing this Stipulation on behalf of any party hereto hereby warrants that such person has the full authority to do so.
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     8.9 Counsel for the Settling Parties are expressly authorized by their respective clients to take all appropriate actions required or permitted to be taken pursuant to the Stipulation to effectuate its terms and conditions.
     8.10 This Stipulation shall be binding upon, and inure to the benefit of, the Settling Parties and their respective successors, assigns, heirs, spouses, marital communities, executors, administrators, and legal representatives.
     8.11 This Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of Delaware without giving effect to that State’s choice of law principles.
     8.12 The Federal Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Federal Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.
     IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated October 20, 2009.

COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS
CHRISTOPHER M. WOOD
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN III
/S/

JEFFREY D. LIGHT
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)

STIPULATION OF PARTIAL SETTLEMENT — C06-3440-JF

BARROWAY TOPAZ KESSLER
     MELTZER & CHECK, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER
J. DANIEL ALBERT
/S/

ROBIN WINCHESTER
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)
Co-Lead Counsel for Plaintiffs
ROBBINS UMEDA LLP
MARC M. UMEDA
/S/

MARC M. UMEDA
600 B Street, Suite 1900
San Diego, CA 92101
Telephone: 619/525-3990
619/525-3991 (fax)
THE SHUMAN LAW FIRM
KIP B. SHUMAN
885 Arapahoe Avenue
Boulder, CO 80302
Telephone: 303/861-3003
303/484-4886 (fax)
Counsel for State Plaintiff
BINGHAM McCUTCHEN LLP
JOHN D. PERNICK
/S/

JOHN D. PERNICK
Three Embarcadero Center, Suite 1800
San Francisco, CA 94111-4066
Telephone: 415/393-2000
415/393-2286 (fax)

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Attorneys for Trident Special Litigation Committee
HOWARD RICE NEMEROVSKI CANADY FALK & RABKIN
SARAH A. GOOD
/S/

SARAH A. GOOD
Three Embarcadero Center
7th Floor
San Francisco, CA 94111-4065
Telephone: 415/434-1600
415/217-5910 (fax)
Attorneys for Defendant Jung-Herng Chang
GOODWIN PROCTER, LLP
LLOYD WINAWER
/S/

LLOYD WINAWER
135 Commonwealth Drive
Silicon Valley, CA 94025-1105
Telephone: 650/752-3146
650/853-1038 (fax)
Attorneys for Defendants Shyur-Jen Paul Chien, Charles Dickinson, Richard Hegberg, James Lindstrom, Gerry Liu, Amir Mashkoori, W. Steven Rowe, and Richard Silverman
WILSON SONSINI GOODRICH &
     ROSATI, P.C.
DAVID W. STEVENS
JARED L. KOPEL
/S/

DAVID W. STEVENS
650 Page Mill Road
Palo Alto, CA 94304-1050
Telephone: 650/493-9300
650/493-6811 (fax)

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Attorneys for Defendants Yasushi Chikagami and John Luke
PILLSBURY WINTHROP SHAW
     PITTMAN LLP
CHARLES J. LANDY
/S/

CHARLES J. LANDY
2300 N Street, NW
Washington, DC 20037-1122
Telephone: 202/663-8358
202/663-8359 (fax)
Attorneys for Defendant John S. Edmunds
LAW OFFICES OF ANN C. MOORMAN
ANN CAROLE MOORMAN
/S/

ANN CAROLE MOORMAN
803 Hearst Avenue
Berkeley, CA 94710
Telephone: 510/845-3000
510/845-3003
Attorneys for Defendant Peter Jen
COLLETTE, ERICKSON, FARMER &
     O’NEILL
JOHN V. ERICKSON
/S/

JOHN V. ERICKSON
235 Pine Street
Suite 1300
San Francisco, California 94104
Telephone: 415/788-4646
415/788-6929 (fax)
Attorneys for Defendant Leonard Liu

STIPULATION OF PARTIAL SETTLEMENT — C06-3440-JF

BERGESON, LLP
CAROLINE McINTYRE
/S/

CAROLINE McINTYRE
303 Almaden Blvd., Suite 500
San Jose, CA 95110
Telephone: 408/291-6200
408/297-6000 (fax)
Attorneys for Defendants Millard Phelps and Glen Antle

STIPULATION OF PARTIAL SETTLEMENT — C06-3440-JF

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re TRIDENT MICROSYSTEMS, INC., DERIVATIVE LITIGATION	)	Master File No. C06-3440-JF
	)	[PROPOSED] ORDER PRELIMINARILY
)
This Document Relates To:	)	APPROVING PARTIAL DERIVATIVE
	)	SETTLEMENT AND PROVIDING FOR
)
ALL ACTIONS.	)	NOTICE
	)	EXHIBIT A

     WHEREAS, the Settling Parties have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action (the “Federal Derivative Action”) and the related derivative action pending in the Superior Court of the State of California for the County of Santa Clara entitled Limke v. Lin, et al., No. 1:07-cv-080390 (the “State Derivative Action”) (collectively, the “Derivative Actions”), in accordance with a Stipulation of Partial Settlement, dated October 20, 2009, and the Exhibits thereto (the “Stipulation”), and (ii) approving for distribution of the Notice of Partial Derivative Settlement (the “Notice”);
     WHEREAS, the Stipulation sets forth the terms and conditions of the Settlement;
     WHEREAS, the Settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval;
     WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and
     WHEREAS, this Court, having considered the Stipulation and the Exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:
     NOW THEREFORE, IT IS HEREBY ORDERED:
     1. This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the terms of the Settlement set forth therein.
     2. A hearing (the “Settlement Hearing”) shall be held before this Court on                     at                      ___.m. in Courtroom ___of the United States District Court for the Northern District of California, San Jose Division, Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine whether:
          (a) the terms and conditions of the Settlement provided for in the Stipulation are fair, reasonable, adequate, and in the best interests of Trident and current Trident shareholders; and
          (b) an order and judgment as provided for in ¶1.9 of the Stipulation should be entered.
     3. The Court approves, as to form and content, the Notice annexed as Exhibit A-1 hereto, and finds that the filing of the Stipulation and publication of the Notice substantially in the
[PROPOSED] ORDER PRELIMINARY APPROVING PARTIAL DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE — C06-3440-JF

manner and form set forth in ¶4.2 of the Stipulation, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement.
     4. Not later than ten (10) business days following entry of this Order, Trident shall cause the Stipulation and the Notice, substantially in the form annexed as Exhibit A-1 hereto, to be published on its website, such that visitors to the website home page will readily find a hyperlink to the Notice.
     5. Not later than ten (10) business days following entry of this Order, Trident shall cause a copy of the Stipulation to be filed with the Securities and Exchange Commission via a Form 8-K.
     6. Not later than ten (10) business days following entry of this Order, Trident shall cause a copy of the Notice, substantially in the form annexed as Exhibit A-1 hereto, to be published once in Investor’s Business Daily.
     7. All costs incurred in the filing of the Stipulation and publication of the Notice shall be paid by Trident and Trident shall undertake all administrative responsibility for filing the Stipulation and publication of the Notice.
     8. At least fourteen (14) calendar days prior to the Settlement Hearing, Trident’s counsel shall serve on Federal Co-Lead Counsel and file with the Court proof, by affidavit or declaration, of such filing of the Stipulation and publication of the Notice.
     9. All current Trident shareholders shall be bound by all orders, determinations, and judgments in the Federal Derivative Action concerning the Settlement, whether favorable or unfavorable to current Trident shareholders.
     10. Pending final determination of whether the Settlement should be approved, no current Trident shareholder shall commence or prosecute against any of the Individual Settling Defendants or their Related Persons any action or proceeding in any court or tribunal asserting any of the Released Claims.
     11. All papers in support of the Settlement shall be filed with the Court and served at least seven (7) calendar days prior to the Settlement Hearing.
[PROPOSED] ORDER PRELIMINARY APPROVING PARTIAL DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE — C06-3440-JF

     12. Any current record holders and beneficial owners of common stock of Trident as of ___, 2009 may appear and show cause, if he, she or it has any reason why the terms of the Settlement should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current Trident shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Federal Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court at the address listed below and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:
Clerk of the Court
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION
Robert F. Peckham Federal Building
and United States Courthouse
280 South First Street
San Jose, CA 95113
Counsel for Federal Plaintiffs

Jeffrey D. Light
COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Eric L. Zagar
Robin Winchester
BARROWAY TOPAZ KESSLER
     MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087
Counsel for State Plaintiff
Marc M. Umeda
ROBBINS UMEDA LLP
600 B Street, Suite 1900
San Diego, CA 92101
[PROPOSED] ORDER PRELIMINARY APPROVING PARTIAL DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE — C06-3440-JF

Counsel for Trident by Its Special Litigation Committee
John D. Pernick
BINGHAM McCUTCHEN LLP
Three Embarcadero Center, Suite 1800
San Francisco, CA 94111-4066
Any current Trident shareholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation, unless otherwise ordered by the Court, but shall otherwise be bound by the Federal Judgment to be entered and the releases to be given.
     13. The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to current Trident shareholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to current Trident shareholders.
     IT IS SO ORDERED.

DATED:

THE HONORABLE JEREMY FOGEL
UNITED STATES DISTRICT JUDGE
Submitted by,

COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS
CHRISTOPHER M. WOOD
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
TRAVIS E. DOWNS III
JEFFREY D. LIGHT
BENNY C. GOODMAN III

               JEFFREY D. LIGHT
[PROPOSED] ORDER PRELIMINARY APPROVING PARTIAL DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE — C06-3440-JF

655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)
BARROWAY TOPAZ KESSLER
     MELTZER & CHECK, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER
J. DANIEL ALBERT
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)
Co-Lead Counsel for Plaintiffs
[PROPOSED] ORDER PRELIMINARY APPROVING PARTIAL DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE — C06-3440-JF

COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
SHAWN A. WILLIAMS (213113)
CHRISTOPHER M. WOOD (254908)
100 Pine Street, Suite 2600
San Francisco, CA 94111
Telephone: 415/288-4545
415/288-4534 (fax)
swilliams@csgrr.com
cwood@csgrr.com
       – and –
TRAVIS E. DOWNS III (148274)
JEFFREY D. LIGHT (159515)
BENNY C. GOODMAN III (211302)
655 West Broadway, Suite 1900
San Diego, CA 92101
Telephone: 619/231-1058
619/231-7423 (fax)
travisd@csgrr.com
jeffl@csgrr.com
bgoodman@csgrr.com
BARROWAY TOPAZ KESSLER
     MELTZER & CHECK, LLP
ERIC L. ZAGAR
ROBIN WINCHESTER
J. DANIEL ALBERT
280 King of Prussia Road
Radnor, PA 19087
Telephone: 610/667-7706
610/667-7056 (fax)
ezagar@btkmc.com
rwinchester@btkmc.com

Co-Lead Counsel for Plaintiffs
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

In re TRIDENT MICROSYSTEMS,	)	Master File No. C06-3440-JF
INC., DERIVATIVE LITIGATION	)	NOTICE OF PARTIAL DERIVATIVE
)
	)	SETTLEMENT
This Document Relates To:	)
)
ALL ACTIONS.	)	EXHIBIT A-1
)

TO:	ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF TRIDENT MICROSYSTEMS, INC. (“TRIDENT” OR THE “COMPANY”) AS OF OCTOBER 20, 2009
     PLEASE TAKE NOTICE that the above-captioned shareholder derivative litigation (the “Litigation”), as well as the action in Santa Clara Superior Court entitled Limke v. Lin, et al., Santa Clara Superior Court Case No. 1:07cv080390 (collectively, the “Derivative Actions”), are being settled with Glen Antle, Jung-Herng Chang, Shyur-Jen Paul Chien, Yasushi Chikagami, Charles Dickerson, John S. Edmunds, Richard Hegberg, Peter Jen, James Lindstrom, Gerry Liu, Leonard Liu, John Luke, Amir Mashkoori, Millard Phelps, W. Steven Rowe, and Richard Silverman on the terms set forth in a Stipulation of Partial Settlement dated October 20, 2009 (the “Stipulation”).1 The terms of the settlement set forth in the Stipulation (the “Settlement”) include: (1) cash payments by certain Trident officers totaling $1,744,909; (2) the waiver by certain Trident officers to claims against the Company with a value of $2,232,847.97 as determined by the SLC; and (3) Trident’s payment of Plaintiffs’ Counsel’s expenses in the amount of $750,000.
     IF YOU ARE A CURRENT OWNER OF TRIDENT COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.
     On ___, 2010, at 9:00 a.m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the Northern District of California, San Jose Division, Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable, and adequate; and (2) whether the Derivative Actions should be dismissed on the merits and with prejudice.
     Any shareholder of Trident that objects to the Settlement of the Derivative Actions shall have a right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a

[1]	This Notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Federal Court and on a Form 8K filed with the Securities and Exchange Commission. The Stipulation can also be viewed at www.___.com. All capitalized terms herein have the same meanings as set forth in the Stipulation.
NOTICE OF PARTIAL DERIVATIVE SETTLEMENT — C06-3440-JF

shareholder of record or beneficial owner as of October ___, 2009. Any shareholder of Trident who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such shareholder’s own expense or may appear on their own. However, no shareholder of Trident shall be heard at the Settlement Hearing unless no later than fourteen (14) days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to Plaintiffs’ Counsel and the Special Litigation Committee’s counsel, a written notice of objection, their ground for opposing the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in Trident. Only shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.
     If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the Court at the address below on or before ___, 2009, with service on the following parties on or before ___, 2009:
Clerk of the Court
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION
Robert F. Peckham Federal Building
     and United States Courthouse
280 South First Street
San Jose, CA 95113
Counsel for Federal Plaintiffs
Jeffrey D. Light
COUGHLIN STOIA GELLER
     RUDMAN & ROBBINS LLP
655 West Broadway, Suite 1900
San Diego, CA 92101-3301
Eric L. Zagar
Robin Winchester
BARROWAY TOPAZ KESSLER
     MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087
NOTICE OF PARTIAL DERIVATIVE SETTLEMENT — C06-3440-JF

Counsel for State Plaintiff
Marc M. Umeda
ATTN: Client Relations Department
ROBBINS UMEDA LLP
600 B Street, Suite 1900
San Diego, CA 92101
Counsel for Trident by Its Special Litigation Committee
John D. Pernick
BINGHAM McCUTCHEN LLP
Three Embarcadero Center, Suite 1800
San Francisco, CA 94111-4066
     Inquiries may be made to Plaintiffs’ Counsel: Rick Nelson, c/o Shareholder Relations, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101; telephone 619-231-1058.

DATED ___, 2009	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION
NOTICE OF PARTIAL DERIVATIVE SETTLEMENT — C06-3440-JF